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R-1


Rider to that lease dated July 13, 1994 amended with Rider R-7 and Rider R-20, between The Lumber Co., Landlord, and AccuMed Inc., Tenant.

Landlord will Lease to Tenant suite 501 consisting of 700 square feet, suite 502 consisting of 740 square feet, suite 503 consisting of 868 square feet, suite 401 consisting of 1980 square feet, and suite 406 consisting of 800 square feet all located at 900 N. Franklin St. Chicago, IL 60610 and hereby known as expansion space. This leasing option is granted pursuant to the agreed to Terms and Conditions as set forth in the Letter of Intent, dated May 15, 1996, and executed by both parties. The Letter of Intent (Exhibit A) is attached to and herein made part of this lease agreement. The expansion space will be leased under the same terms and conditions as the original lease. Rent for the expansion space will be at the same per square foot rate as Tenant pays for suite 402 at 920 N. Franklin St. Chicago, IL 60610. The term of lease for the expansion space will commence July 1, 1996.

Landlord hereby grants a Right of First Refusal for space at 900-920 N. Franklin. The terms of this right are contained in Rider R-12a.

Landlord will allow Tenant to improve the expansion space based on drawings submitted to Landlord by Tenant and signed by both parties. All costs and supervision of said improvements to the expansion space will be the responsibility of Tenant.

Tenant hereby extends the lease of all Premises, additional space, and expansion space for an additional five (5) years, after the expiration of the original lease, under the same terms and conditions as the original lease. The Expiration date of this extended lease is September 30, 2004.




/s/ John J. Burns                            /s/ Peter P. Gombrich
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Landlord                                     Tenant
Agent for The Lumber Company
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Landlord                                     Tenant

  5/30/96
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Date                                         Date